SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1997




                          CLUCKCORP INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)


           33-95796                                      76-0406417
     ----------------------                          ------------------
    (Commission File Number)                          (I.R.S. Employer
                                                     Identification No.)


1250 N.E. Loop 410, Suite 335, San Antonio, Texas              78209
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(Address of principal executive offices)                     (Zip code)


     Registrant's telephone number, including area code: (210) 824-2496


                                 Not applicable
           -----------------------------------------------------------
          (former name of former address, if changed since last report)






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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K



Item 2.  Acquisition or Disposition of Assets

     On June 25, 1997 the Company completed its agreement with Roasters Corp., a Florida corporation, whereby the Company purchased certain assets of eight Kenny Rogers Roasters restaurants owned by Roasters located in Florida, Indiana and North Carolina. These restaurants will be converted into Harvest Rotisserie restaurants. The purchase included a $1,050,000 cash payment and the assumption of certain specified liabilities.

     Effective concurrent with the acquisition, as of June 25, 1997 the Company sold these assets to three unaffiliated corporations which have entered into area development agreements with the Company ("Area Developers"). The Area Developers will operate these restaurants as franchised Harvest Rotisserie restaurants. The Company has also entered into a secured loan agreement with each of the Area Developers under which the Company agreed to provide financing to the Area Developers of up to $2,700,000 in the aggregate to fund the purchase price, conversion costs and initial start-up expenses of the acquired restaurants. In addition, the Company has also agreed to provide working capital loans to the Area Developers up to $600,000 in the aggregate.


Item 7.  Financial Statements and Exhibits

     Financial statements for the acquired properties are not available as of the time of filing this Report. Such required financial statements and pro forma financial information will be filed as an amendment to this Form 8-K as soon as such information becomes available, but in no event later than 60 days from the date of this report.


Exhibits:
---------

The following exhibits are filed as part of this Report:

Exhibit No.     Title

10.36           Revised asset purchase agreement with Roasters
                Corp. dated June 25, 1997



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CLUCKCORP INTERNATIONAL, INC.
                                           (Registrant)


                                           By: /S/  WILLIAM J. GALLAGHER
                                               --------------------------------
                                           William J. Gallagher
                                           Chairman and Chief Executive Officer

Date:    July 9, 1997


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